UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549
                                                                    OMB APPROVAL
                                                         OMB  Number:  3235-0060
                                                        Expires:  May  31,  2000
                                                      Estimated  average  burden
                                                      hours  per  response  5.00
                                                      --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  April  4,  2000
                                                         ---------------

                               GLOBALNETCARE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                 Florida                  000-27097         980215778
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     (State  or  other  jurisdiction     (Commission       (IRS  Employer
           of  incorporation)            File  Number)     Identification No.)

Suite  204,  65  Brunswick,  Dollard  des  Ormaux,  Quebec,  Canada     H9B  2N4
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(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (514)  421-2294
                                                         ---------------

Former address:  Suite 950 - 2000 McGill College, Montreal, Quebec  H3A 3H3
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(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

George Tsoukas resigned from the Board of Directors of GlobalNetCare, Inc. (the "Company") and as the Chairman and Chief Executive Officer of the Company, effective April 4, 2000.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GLOBALNETCARE,  INC.


Date:  April 11, 2000

/s/  Patrick Power
     Patrick  Power,  President